UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated version of Aditxt, Inc.’s (the “Company”) investor presentation, which may be used in presentations to investors from time to time.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction with AiPharma Global Holdings LLC (“AiPharma Global”). If the definitive agreement is entered into with AiPharma Global, it is contemplated by the Transaction Agreement that, a Proxy Statement / Registration Statement on Form S-4 (the “Registration Statement”) will be filed with the Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the proposed transaction  and other matters specified in the Proxy Statement / Registration Statement, as well as the prospectus relating to the offer of securities to be issued to AiPharma Global’s shareholders in connection with the completion of the proposed transaction.  After the Proxy Statement / Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination.  WE URGE INVESTORS TO READ THESE MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DEFINITIVE AGREEMENT.  Investors will be able to obtain free copies of these materials on the SEC’s website at http://www.sec.gov.  Free copies of the Company’s SEC filings are also available from Aditxt, Inc., 737 N. Fifth Street, Suite 200, Richmond, VA 23219, Attn: Amro Albanna, Chief Executive Officer.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and AiPharma Global may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction.  Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 5, 2021.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the Proxy Statement / Registration Statement on Form S-4 and other materials to be filed with the SEC in connection with the Definitive Agreement.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: October 12, 2021	By:	/s/ Corinne Pankovcin
Corinne Pankovcin
President